                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (date of earliest event reported)
                                August 25, 1998


                          ROWE FURNITURE CORPORATION
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


  Nevada                            1-10226                       54-0458563
--------------------------------------------------------------------------------
(State or other                    (Commission                  (IRS Employer
 jurisdiction of                     File No.)                   Identification
 incorporation)                                                     Number)



239 Rowan Street, Salem, Virginia                                        24153
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code: (540) 389-8671
--------------------------------------------------------------------------------


                                      N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last Report)

ITEM 5.   OTHER EVENTS
----------------------

     On August 25, 1998, Rowe Furniture Corporation ("Rowe") entered into a Stock Purchase Agreement to acquire Storehouse, Inc., a copy of which is attached hereto as Exhibit 2 and incorporated herein by reference. Also attached hereto, as Exhibit 99, and incorporated herein by reference is a press release issued by Rowe announcing the execution of the Stock Purchase Agreement.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
-------------------------------------------

     (c)  Exhibits.

     The Exhibits listed on the accompanying Exhibit Index are filed as part of this Report and are incorporated herein by reference.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                ROWE FURNITURE CORPORATION



Date: August 26, 1998                           By:/s/ Arthur H. Dunkin
     ---------------------                         ---------------------------
                                                   Arthur H. Dunkin
                                                   Secretary-Treasurer

                               INDEX TO EXHIBITS

Exhibit
No.                      Description of Exhibit
-------   ------------------------------------------------------

2         Stock Purchase Agreement dated August 25, 1998

99        Press Release dated August 25, 1998